DUNHAM FUNDS

Dunham Appreciation & Income Fund

Class A (DAAIX)

Class C (DCAIX)

Class N (DNAIX)

Supplement dated September 28, 2016 to the Statutory Prospectus (the “Prospectus”) and Summary Prospectus dated February 26, 2016. This supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

Effective September 19, 2016, the annual Base Sub-Advisory fee payable to PENN Capital Management Co., Inc., Sub-Adviser to the Dunham Appreciation & Income Fund (the “Fund”), was lowered from 0.45% to 0.40% of the average daily net assets of the Fund, and the Performance Fee rate was lowered from +/- 0.25% to +/-0.20% of the average daily net assets of the Fund.

Reference is made to the section entitled “Fees and Expenses of the Fund” located on page 26 of the Prospectus and page 1 of the Fund’s Summary Prospectus. The table describing the Class A, Class C and Class N shareholder expenses of the Fund is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.86%	0.86%	0.86%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	1.54%	2.29%	1.29%

(1)	Management Fees have been restated to reflect an amendment to the Sub-Advisory agreement fee schedule that is effective September 19, 2016. Actual Sub-Advisory fees may be higher or lower depending on Fund performance. The new Sub-Advisory fee is a fulcrum fee with a base or fulcrum of 0.40% and can range from 0.20% to 0.60%, depending on the effect of performance fees.
1

The table under the sub-heading “Example” that describes the costs of investing in shares of the Fund is deleted in its entirety and replaced with the following:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$723	$1,033	$1,366	$2,304
Class C	$232	$715	$1,225	$2,626
Class N	$1,31	$409	$708	$1,556

The portion of the table following the section entitled “MANAGEMENT”, INVESTMENT ADVISER” on page 81 of the Prospectus describing the sub-advisory fulcrum fee arrangement for the Dunham Appreciation & Income Fund is amended to read as follows:

Fund	Current Management Fee Rates	Adviser’s Portion	Sub-Adviser’s Portion
Dunham Appreciation & Income Fund	0.85% –1.25%	0.65%	0.20% - 0.60%

You should read this Supplement in conjunction with the Prospectus and Summary Prospectus dated February 26, 2016, as amended, and the SAI dated August 31, 2016, which provide information that you should know about the Dunham Appreciation & Income Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Dunham Funds at (888) 3DUNHAM (338-6426).

2